                                                                    EXHIBIT 10.8

                               AMENDMENT NO. 1 TO
                     RADIO LOCATION SYSTEM LICENSE AGREEMENT
                     ---------------------------------------

THIS AMENDMENT NO. 1 TO RADIO LOCATION SYSTEM LICENSE AGREEMENT (this
"Amendment"), dated this [  ] day of May, 2000, is made by and between TELETRAC,
INC., a Delaware corporation ("TI") and Teletrac License Inc., a Delaware corporation ("TLI"), and ITURAN USA, INC., a Delaware corporation ("Licensee").
THIS AMENDMENT NO. 1 amends the RADIO LOCATION SYSTEM LICENSE AGREEMENT (the
"License Agreement"), dated the 13th day of July, 1999, made by and between TI,
TLI and Licensee.

WHEREAS, Licensee desires to purchase TI's vehicle location services business in the Orlando and Miami metropolitan areas.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Section 1.25 of the License Agreement is hereby amended to read in its entirety as follows:

"1.25 "Territory" shall mean the New York, Washington D. C., Miami and Orlando metropolitan areas."

2. This Amendment is made part of the License Agreement and is subject to the terms thereof. The terms of the License Agreement are, other than set forth herein, in all respects ratified and affirmed by the parties hereto.

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IN WITNESS WHEREOF, the Parties executed and delivered this Amendment as of the day and year first above written.

                               TELETRAC, INC.

                               By:      /s/ Steven D. Scheiwe
                                        --------------------------

                                        Print Name: Steven D. Scheiwe
                                                    -----------------

                                        Title: Secretary
                                               ---------

                               Date:    May 8, 2000
                                        --------------------------

                               TELETRAC LICENSE, INC.

                               By:      /s/ Steven D. Scheiwe
                                        --------------------------

                                        Print Name: Steven D. Scheiwe
                                                   ------------------

                                        Title: Secretary
                                               ---------

                               Date:    May 8, 2000
                                        --------------------------

                               ITURAN USA, INC.

                               By:      /s/ Easi Sheratzki
                                        --------------------------

                                        Print Name: Easi Sheratzki
                                                   -----------------

                                        Title: President
                                               ----------------

                               Date:    May 8, 2000
                                       --------------------

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